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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2008

                               AmericasBank Corp.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Maryland                       000-22925             52-2090433
         --------                       ---------             ----------
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


500 York Road, Towson, Maryland                                 21204
-------------------------------                                 -----
(Address of principal executive offices)                      (Zip Code)

                                 (410) 823-0500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On March 3, 2008, AmericasBank Corp. (the "Company") announced its financial results for the three months and year ended December 31, 2007. For more information, reference is made to the Company's press release dated March 3, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

         (b) On February 28, 2007, Mr. William L. Wilcox, Jr. resigned as a director of AmericasBank Corp. and AmericasBank.

ITEM 8.01     OTHER EVENTS
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         On March 3, 2008, the Company announced that the Board of Directors, under the auspices of the Audit Committee and the Loan Committee, has undertaken a comprehensive and independent review and investigation of its lending strategies and policies and the circumstances surrounding the fraud by outside parties announced earlier in January. To assist in its review, the Company announced it has retained the services of a well known independent accounting firm to conduct an independent review of its lending policies and procedures. In addition, the Company announced that it has engaged Howe Barnes Hoefer & Arnett, a nationally recognized investment banking firm that specializes in providing advisory services to community financial institutions, to assist with an assessment of its strategic alternatives, which may include raising additional capital, taking the Company private, or a possible business combination, among other strategies. Also, the Company announced its intention to restructure the Board, which will include a reduction in the number of existing directors and the addition of new talent. The Company announced that existing Board members have also voluntarily suspended Board Meeting fees effective in March 2008 until an undetermined future date and that the Board is reviewing management responsibilities and potential realignment of tasks in an effort to improve upon key functional areas and to utilize management personnel more effectively. For more information, reference is made to the Company's press release dated March 3, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is filed herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (a)   Not applicable.


        (b)   Not applicable.


        (c)   Not applicable.


        (d)   The following exhibit is filed herewith:

              Exhibit 99.1       Press Release dated March 3, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 4, 2008                     AmericasBank Corp.
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                                        (Registrant)


                                        By: /s/ A. Gary Rever
                                            ------------------------------------
                                            A. Gary Rever
                                            Executive Vice President and
                                            Chief Financial Officer